Securities and Exchange Commission
                           Washington, D.C.  20549




                                FORM 8-K/A

                             AMENDMENT NO. 1
                                  to
                             CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (date of earliest event reported):  November 4, 1997




                          WHITEWING LABS, INC.
     (Exact name of registrant as specified in its charter)



         Delaware                 0-27420                     95-4437350
(State or other jurisdiction    (Commission                 (IRS Employer
      of incorporation)         File Number)              Identification No.)


15455 San Fernando Mission Boulevard, Suite 105, Mission Hills, CA   91345
       (Address of principal executive offices)                   (Zip Code)

    Registrant's telephone number, including area code:  (818) 898-2167





























Item 4.  Changes in Registrant's Certifying Accountant.

         The letter dated November 14, 1997 which was provided to the registrant by Arthur Andersen LLP, the registrant's former accountants, in connection with the change in accountants by the registrant, is filed herewith in accordance with Item 204(a)(3) of regulation S-K and Rule 12b-15 under the Securities Exchange Act of 1934, as amended.




                                  Signatures


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WHITEWING LABS, INC.



                                          By:  ___/s/_Cynthia_Kolke_________
                                               Cynthia Kolke, President



Date: November 17, 1997






























                                     ARTHUR
                                    ANDERSEN



November 14, 1997
                                                 ____/s/_Arthur Anderson_LLP_
                                                 Arthur Anderson LLP

Ms. Cynthia A. Kolke                             ____________________________
Whitewing Labs, Inc.                             633 West Fifth Street
15455 San Fernando Mission Boulevard             Los Angeles CA 90071-2008
Suite 105                                        213 614 6500
Mission Hills, California 91345






Dear Ms. Kolke:

We have read Item 4 included in the attached Form 8-K dated November 11, 1997 of Whitewing Labs, Inc. filed with the Securities and Exchange Commision on November 13, 1997 and are agreement with the statements contained therein.

Very truly yours,




ARTHUR ANDERSEN LLP




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